UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Tactical Opportunities Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2019

Date of reporting period: 09/30/2019

Item 1 – Report to Stockholders

SEPTEMBER 30, 2019

2019 Annual Report

BlackRock FundsSM

•	BlackRock Tactical Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended September 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted modest negative returns.

Fixed-income securities delivered strong returns with relatively low volatility, as interest rates declined (and bond prices rose). U.S. Treasuries, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. An economic slowdown in Europe and ongoing uncertainty about Brexit led to negative performance for European equities.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then reduced interest rates twice thereafter. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefitting from the lowest unemployment rate in 50 years and rising wages. However, escalating trade tensions and the resulting disruptions in global supply chains are becoming increasingly unpredictable, as are geopolitical tensions in the Middle East.

We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance within emerging markets and Asia ex-Japan equities. For bonds, U.S. Treasuries are likely to continue to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	6.08%	4.25%
U.S. small cap equities (Russell 2000® Index)	(0.36)	(8.89)
International equities (MSCI Europe, Australasia, Far East Index)	2.57	(1.34)
Emerging market equities (MSCI Emerging Markets Index)	(3.66)	(2.02)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.20	2.39
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	7.54	15.15
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.42	10.30
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.71	8.19
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.87	6.35
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of September 30, 2019	BlackRock Tactical Opportunities Fund

Investment Objective

BlackRock Tactical Opportunities Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2019, the Fund underperformed its reference benchmark (75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI All Country World Index (“ACWI”)). For the same period, the Fund also underperformed its cash benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

The Fund’s industry and sector-level relative value equity positions were the key detractors from Fund performance, with an underweight in software and an overweight in chemicals having the largest effects. Currency positioning also significantly detracted, largely as a result of overweight positions in emerging market currencies and the euro.

Fixed income positioning was the main positive contributor to results, with much of the gain driven by a long position in global developed market bonds that was held early in the period. Bonds rallied in this time as central banks became more dovish in response to broad-based weakness in global growth data.

During the period, the Fund used derivatives as an efficient means to take active views on interest rates, equity indices and currencies. The use of derivatives instead of physical instruments had a negative impact on Fund performance.

Describe recent portfolio activity.

The Fund entered the period net long to global equities and net short to duration. (Duration is a measure of interest rate sensitivity.) The Fund remained net long to stocks throughout the year. Net exposure waxed and waned, however, with a peak near 15% long at the turn of the calendar year. The equity positioning was held as part of a high-conviction theme regarding reflationary pressures and the market’s mispricing of macroeconomic data. While the long position in equities weighed on Fund returns when stocks sold off in late 2018, the investment adviser retained the position. As a result, the Fund was able to benefit from the subsequent rally. The investment adviser closed out these positions at a profit in late February. The Fund continued to hold notable long positions in Europe and the emerging markets, but decreased its allocation to both regions near the end of the period. As of September 30, 2019, long positions in Germany and Spain were offset by short positions in France and the United Kingdom, and a long in South Korea was offset by a short position in Taiwan. The Fund initiated a long position in the United States late in the period.

The Fund’s overall net positioning in fixed income changed several times. The Fund moved to a long duration early on, driven by a broad-based tilt to developed market fixed income, and then shifted to a short. The Fund subsequently added back duration, bringing it to a neutral level at the end of September 2019. The portfolio was short in emerging markets for a majority of the period. Large intra-emerging markets views, including a short in India against longs in South Africa and Mexico, as well as a short in South Korea against Asia ex-Japan, were reduced in January 2019. Meanwhile, a bearish view on the U.K. economy (resulting from Brexit uncertainty) formed the basis for a long position in U.K. bonds. The Fund neutralized much of the Europe-related risk associated with this position by instituting a short in Europe, thereby isolating U.K.-specific performance. In the latter part of the period, the Fund established long positions in the United States and Australia due to moderating growth and dovish central bank policies in both countries. The Fund also increased the size of its short position in Canada.

In currencies, the Fund maintained a long position in the Australian dollar and a short in the Canadian dollar throughout the full 12-month period. However, several other aspects of the Fund’s strategy changed materially. In mid-March, the Fund shifted from a long in the U.S. dollar against the Chinese yuan to a long in the yuan and other emerging market currencies. The Fund closed these positions late in the period and moved to a long the U.S. dollar once again. The Fund added a short in the British pound in January 2019 in reaction to deteriorating U.K. macro data stemming from Brexit uncertainty. In May 2019, the Fund established a long in the euro against a basket of developed market currencies on the view that the European Central Bank had reached the limit of its ability to ease monetary policy. The Fund maintained the positions in the euro and the pound through the end of September 2019.

As of September 30, 2019, the Fund held a higher-than-normal cash weighting as a means of reducing overall portfolio volatility. The Fund’s cash position did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund had a net long position in global equities and a flat position in bonds. The investment adviser believes stocks stand to benefit from the easing in financial conditions, the divergence between the consumer and production sectors of the economy, and stability in both employment and labor data. The Fund was overweight in South Korean and German equities versus Taiwanese and French equities, and was overweight in health care versus information technology. In fixed income, the portfolio was overweight in Australia, the United Kingdom and the United States versus Canada and Europe. The Fund was also overweight in emerging market currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of September 30, 2019 (continued)	BlackRock Tactical Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed a different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

(c)	An unmanaged index that tracks 3-month U.S. Treasury securities.
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indexes comprising of 23 developed and 24 emerging market country indexes.

(e)

A sub-index of the Bloomberg Barclays U.S. Treasury Index, which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury and includes a maturity constraint of at least one year and up to, but not including, three years until final maturity.

(f)	A customized weighted index comprised of 75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index and 25% MSCI ACWI.

Performance Summary for the Period Ended September 30, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.58)%	(2.43)%	N/A	2.47%	N/A	5.18%	N/A
Service	(1.67)	(2.74)	N/A	2.19	N/A	4.87	N/A
Investor A	(1.74)	(2.77)	(7.87)%	2.15	1.06%	4.86	4.30%
Investor C	(2.09)	(3.45)	(4.34)	1.46	1.46	4.13	4.13
Class K	(1.52)	(2.34)	N/A	2.40	N/A	4.99	N/A
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	2.06	4.43	N/A	1.33	N/A	1.18	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	1.20	2.39	N/A	0.98	N/A	0.54	N/A
75% Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index/25% MSCI ACWI	2.54	3.94	N/A	2.77	N/A	3.11	N/A
MSCI ACWI	3.59	1.38	N/A	6.65	N/A	8.35	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. The Fund’s total returns from May 15, 2012 through January 28, 2016 are the returns of the Fund when it followed different investment strategy by investing a significant portion of its assets in other investment companies and directly in securities. The Fund’s total returns prior to May 15, 2012 are the returns of the Fund when it followed different investment strategies under the name BlackRock Asset Allocation Portfolio.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of September 30, 2019 (continued)	BlackRock Tactical Opportunities Fund

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Beginning Account Value (04/01/19)	Ending Account Value (09/30/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$984.20	$4.03	$1,000.00	$1,021.01	$4.10	0.81%
Service	1,000.00	983.30	5.12	1,000.00	1,019.90	5.22	1.03
Investor A	1,000.00	982.60	5.22	1,000.00	1,019.80	5.32	1.05
Investor C	1,000.00	979.10	8.83	1,000.00	1,016.14	9.00	1.78
Class K	1,000.00	984.80	3.23	1,000.00	1,021.81	3.29	0.65

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security (a)	Percent of Net Assets
U.S. Treasury Notes	11%
Amazon.com, Inc.	2
Apple, Inc.	2
Verizon Communications, Inc.	1
Johnson & Johnson	1
T-Mobile US, Inc.	1
Merck & Co., Inc.	1
Microsoft Corp.	1
Pfizer, Inc.	1
Home Depot, Inc. (The)	1

(a)	Excludes short-term investments.

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Common Stocks	67%
U.S. Treasury Obligations	12
Preferred Stocks	—	(a)
Asset-Backed Securities	—	(a)
Other Interests	—	(a)
Short-Term Securities	5
Other Assets Less Liabilities	16

(a)	Represents less than 1% of the Fund’s net assets.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of August 1, 2016 is that of Investor A Shares. The performance of the Fund’s Class K Shares would be substantially similar to Investor A Shares because Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Investor A Shares because Class K Shares have lower expenses than the Investor A Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on April 1, 2019 and held through September 30, 2019), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES / DERIVATIVE FINANCIAL INSTRUMENTS	7

Schedule of Investments September 30, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities — 0.0%
Knollwood CDO Ltd., Series 2004-1A, Class C, (LIBOR USD 3 Month + 3.20%), 5.50%, 01/10/39(a)(b)(c)	USD 169	$—

Total Asset-Backed Securities — 0.0% (Cost: $164,406)		—

	Shares

Common Stocks — 67.5%

Aerospace & Defense — 2.1%
Airbus SE	16,426	2,132,563
Arconic, Inc.	5,902	153,452
BAE Systems plc	25,050	175,432
Boeing Co. (The)	10,107	3,845,410
Dassault Aviation SA	736	1,041,260
Elbit Systems Ltd.	1,625	269,783
General Dynamics Corp.	4,994	912,554
Huntington Ingalls Industries, Inc.	2,815	596,189
L3Harris Technologies, Inc.	4,725	985,824
Lockheed Martin Corp.	4,688	1,828,601
Northrop Grumman Corp.	3,510	1,315,513
Raytheon Co.	6,514	1,277,982
Rolls-Royce Holdings plc(d)	1,426	13,856
Singapore Technologies Engineering Ltd.	369,400	1,026,829
Textron, Inc.	9,476	463,945
Thales SA	4,707	541,074
TransDigm Group, Inc.(d)	1,797	935,644
United Technologies Corp.	7,071	965,333

		18,481,244

Air Freight & Logistics — 1.3%
CH Robinson Worldwide, Inc.	18,957	1,607,174
Expeditors International of Washington, Inc.	14,823	1,101,201
FedEx Corp.	22,160	3,225,831
United Parcel Service, Inc., Class B	39,265	4,704,732
XPO Logistics, Inc.(d)	16,203	1,159,649
Yamato Holdings Co. Ltd.	9,200	138,995

		11,937,582

Airlines — 0.2%
American Airlines Group, Inc.	12,972	349,855
Delta Air Lines, Inc.	4,695	270,432
Deutsche Lufthansa AG (Registered)	6,557	104,094
easyJet plc	5,286	74,605
Southwest Airlines Co.	19,333	1,044,175

		1,843,161

Auto Components — 0.1%
Aptiv plc	7,896	690,268

Automobiles — 1.3%
Bayerische Motoren Werke AG	17,031	1,199,430
Daimler AG (Registered)	23,862	1,186,345
Ferrari NV	4,164	642,560
Fiat Chrysler Automobiles NV(d)	23,634	306,245
Ford Motor Co.	148,308	1,358,501
General Motors Co.	65,429	2,452,279
Harley-Davidson, Inc.	16,191	582,390
Suzuki Motor Corp.	3,300	140,578
Tesla, Inc.(d)	9,055	2,181,078
Toyota Motor Corp.	28,400	1,907,351

		11,956,757

Security	Shares	Value

Banks — 4.0%
AIB Group plc	4,776	$14,168
Australia & New Zealand Banking Group Ltd.	45,420	872,503
Banco Bilbao Vizcaya Argentaria SA	122,695	638,687
Banco Santander SA	339,917	1,383,061
Bank Hapoalim BM(d)	24,619	193,981
Bank Leumi Le-Israel BM	22,438	159,755
Bank of America Corp.	103,185	3,009,907
Bank of Montreal	7,439	547,909
Bank of Nova Scotia (The)	18,556	1,053,960
Bankia SA	15,014	28,329
Barclays plc	332,003	611,716
BNP Paribas SA	16,380	796,345
CaixaBank SA	28,731	75,361
Canadian Imperial Bank of Commerce	2,756	227,391
Citigroup, Inc.	22,469	1,552,159
Commerzbank AG(d)	57,712	334,088
Commonwealth Bank of Australia	28,482	1,553,677
Credit Agricole SA	11,263	136,325
DBS Group Holdings Ltd.	27,000	488,460
DNB ASA	39,105	689,342
Erste Group Bank AG(d)	2,237	73,932
FinecoBank Banca Fineco SpA	2,349	24,853
Fukuoka Financial Group, Inc.	8,200	155,622
HSBC Holdings plc	397,959	3,049,266
ING Groep NV	41,482	433,351
Israel Discount Bank Ltd., Class A	6,332	27,830
Japan Post Bank Co. Ltd.	33,600	326,360
JPMorgan Chase & Co.	38,125	4,486,931
KBC Group NV	911	59,171
Mitsubishi UFJ Financial Group, Inc.	244,600	1,245,714
Mizuho Financial Group, Inc.	419,200	644,207
National Australia Bank Ltd.	42,828	858,710
Nordea Bank Abp	29,394	208,504
Oversea-Chinese Banking Corp. Ltd.	48,000	377,347
Royal Bank of Canada	25,677	2,082,883
Royal Bank of Scotland Group plc	101,198	257,943
Shinsei Bank Ltd.	2,200	32,169
Societe Generale SA	3,931	107,678
Standard Chartered plc	51,409	431,523
Sumitomo Mitsui Financial Group, Inc.	25,000	859,053
Swedbank AB, Class A	4,610	66,392
Toronto-Dominion Bank (The)	31,385	1,830,012
UniCredit SpA	6,323	74,529
United Overseas Bank Ltd.	19,000	353,115
US Bancorp	12,560	695,070
Wells Fargo & Co.	36,674	1,849,837
Westpac Banking Corp.	52,302	1,044,609

		36,023,735

Beverages — 1.7%
Anheuser-Busch InBev SA/NV	13,693	1,303,294
Asahi Group Holdings Ltd.	3,800	188,720
Carlsberg A/S, Class B	4,478	661,750
Coca-Cola Amatil Ltd.	57,366	412,802
Coca-Cola Bottlers Japan Holdings, Inc.	5,200	116,928
Coca-Cola Co. (The)	57,066	3,106,673
Coca-Cola European Partners plc	5,018	278,248
Constellation Brands, Inc., Class A	3,944	817,512
Diageo plc	24,887	1,016,642
Heineken Holding NV	21,971	2,185,888
Kirin Holdings Co. Ltd.	15,700	334,093
Monster Beverage Corp.(d)	15,769	915,548
PepsiCo, Inc.	27,651	3,790,952

		15,129,050

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology — 2.0%
AbbVie, Inc.	43,962	$3,328,803
Alexion Pharmaceuticals, Inc.(d)	4,726	462,864
Alkermes plc(d)	3,529	68,851
Alnylam Pharmaceuticals, Inc.(d)	2,787	224,130
Amgen, Inc.	18,181	3,518,205
BeiGene Ltd., ADR(d)	697	85,355
Biogen, Inc.(d)	5,316	1,237,671
BioMarin Pharmaceutical, Inc.(d)	3,439	231,789
Celgene Corp.(d)	20,836	2,069,015
CSL Ltd.	10,058	1,590,289
Exact Sciences Corp.(d)	3,813	344,581
Genmab A/S(d)	1,245	252,964
Gilead Sciences, Inc.	33,500	2,123,230
Grifols SA	1,015	29,920
Incyte Corp.(d)	4,107	304,863
Ionis Pharmaceuticals, Inc.(d)	3,435	205,791
Regeneron Pharmaceuticals, Inc.(d)	401	111,237
Sarepta Therapeutics, Inc.(d)	1,939	146,045
Seattle Genetics, Inc.(d)	3,441	293,861
Vertex Pharmaceuticals, Inc.(d)	8,364	1,417,029

		18,046,493

Building Products — 0.1%
Fortune Brands Home & Security, Inc.	1,303	71,274
LIXIL Group Corp.	6,300	111,303
Masco Corp.	1,237	51,558
TOTO Ltd.	10,800	406,732

		640,867

Capital Markets — 1.1%
3i Group plc	21,393	306,185
Ameriprise Financial, Inc.	2,635	387,608
Amundi SA(c)	578	40,262
Bank of New York Mellon Corp. (The)	8,057	364,257
Brookfield Asset Management, Inc., Class A	16,983	901,803
Charles Schwab Corp. (The)	12,378	517,772
CME Group, Inc.	2,139	452,056
Credit Suisse Group AG (Registered)(d)	25,757	315,088
Deutsche Boerse AG	1,060	165,317
Goldman Sachs Group, Inc. (The)	3,968	822,289
Hargreaves Lansdown plc	5,004	127,762
Hong Kong Exchanges & Clearing Ltd.	18,000	527,581
Intercontinental Exchange, Inc.	3,924	362,067
Japan Exchange Group, Inc.	8,200	129,580
London Stock Exchange Group plc	4,708	422,777
Macquarie Group Ltd.	5,144	455,975
Magellan Financial Group Ltd.	885	30,825
Moody’s Corp.	2,117	433,625
Morgan Stanley	14,049	599,471
MSCI, Inc.	3,126	680,687
Nomura Holdings, Inc.	79,300	337,092
S&P Global, Inc.	1,653	404,952
Schroders plc	1,573	59,458
Standard Life Aberdeen plc	63,466	222,900
State Street Corp.	244	14,442
UBS Group AG (Registered)(d)	43,855	497,949

		9,579,780

Chemicals — 2.3%
Air Products & Chemicals, Inc.	566	125,573
Air Water, Inc.	57,400	1,032,132
Albemarle Corp.	12,788	889,022
Asahi Kasei Corp.	38,200	378,946
BASF SE	10,494	733,720
Clariant AG (Registered)(d)	18,613	362,538
Corteva, Inc.(d)	8,341	233,548

Security	Shares	Value

Chemicals (continued)
Covestro AG(c)	3,183	$157,501
Daicel Corp.	17,800	151,434
Dow, Inc.	11,926	568,274
DuPont de Nemours, Inc.	52,077	3,713,611
Ecolab, Inc.	9,820	1,944,753
Evonik Industries AG	9,487	234,198
FMC Corp.	390	34,195
Hitachi Chemical Co. Ltd.	3,900	127,932
Kaneka Corp.	20,700	648,709
Koninklijke DSM NV	529	63,682
Linde plc	9,836	1,905,430
Methanex Corp.	459	16,287
Mitsubishi Chemical Holdings Corp.	13,200	94,610
Mitsubishi Gas Chemical Co., Inc.	1,400	18,830
Mitsui Chemicals, Inc.	4,200	94,623
Nippon Paint Holdings Co. Ltd.	5,900	308,585
Nissan Chemical Corp.	5,300	221,915
Nitto Denko Corp.	16,900	818,893
PPG Industries, Inc.	7,769	920,704
Sherwin-Williams Co. (The)	5,774	3,174,949
Shin-Etsu Chemical Co. Ltd.	300	32,283
Showa Denko KK	12,000	316,664
Symrise AG	3,887	377,851
Toray Industries, Inc.	16,600	123,628
Tosoh Corp.	6,100	81,263
Yara International ASA	23,615	1,018,157

		20,924,440

Commercial Services & Supplies — 0.5%
Dai Nippon Printing Co. Ltd.	27,400	710,783
Edenred	33,698	1,616,486
ISS A/S	5,727	141,590
Secom Co. Ltd.	8,600	786,951
Sohgo Security Services Co. Ltd.	6,700	352,387
Toppan Printing Co. Ltd.	38,000	674,866

		4,283,063

Communications Equipment — 0.0%
Telefonaktiebolaget LM Ericsson, Class B	46,645	372,523

Construction & Engineering — 0.7%
Bouygues SA	22,788	912,585
Eiffage SA	17,721	1,837,048
Fluor Corp.	2,500	47,825
Jacobs Engineering Group, Inc.	5,953	544,700
JGC Holdings Corp.	8,900	117,456
Kajima Corp.	37,800	497,992
Obayashi Corp.	18,200	182,017
Shimizu Corp.	53,500	485,989
SNC-Lavalin Group, Inc.	1,738	24,479
Taisei Corp.	7,500	291,878
Vinci SA	15,111	1,627,743

		6,569,712

Consumer Finance — 0.2%
Acom Co. Ltd.	3,300	13,004
American Express Co.	11,004	1,301,553
Capital One Financial Corp.	3,030	275,669
Discover Financial Services	4,754	385,502
Synchrony Financial	5,686	193,836

		2,169,564

Containers & Packaging — 0.1%
Ball Corp.	5,528	402,494
Toyo Seikan Group Holdings Ltd.	6,000	93,628

		496,122

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(d)	21,965	$4,569,159
EXOR NV	1,192	79,832
Groupe Bruxelles Lambert SA	3,895	373,874
Jefferies Financial Group, Inc.	2,034	37,426
ORIX Corp.	13,600	203,443

		5,263,734

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	86,538	3,274,598
BCE, Inc.	5,459	264,040
BT Group plc	58,906	129,205
CenturyLink, Inc.	1,109	13,840
Deutsche Telekom AG (Registered)	67,279	1,128,471
Nippon Telegraph & Telephone Corp.	20,800	995,149
Orange SA	31,985	500,627
Singapore Telecommunications Ltd.	145,000	325,341
Spark New Zealand Ltd.	35,226	97,297
Telefonica SA	78,857	602,558
Telenor ASA	6,648	133,385
Telstra Corp. Ltd.	20,013	47,440
TELUS Corp.	3,131	111,429
Verizon Communications, Inc.	196,516	11,861,706
Zayo Group Holdings, Inc.(d)	16,421	556,672

		20,041,758

Electric Utilities — 0.8%
American Electric Power Co., Inc.	12,343	1,156,416
Chubu Electric Power Co., Inc.	10,200	147,958
Duke Energy Corp.	7,651	733,425
Edison International	19,873	1,498,822
Enel SpA	117,421	877,052
Entergy Corp.	186	21,829
Exelon Corp.	26,686	1,289,201
FirstEnergy Corp.	4,482	216,167
Iberdrola SA	40,865	424,741
Kansai Electric Power Co., Inc. (The)	10,700	119,843
Longview Energy Co. (Acquired 08/13/04, cost $48,000)(b)(d)(e)	3,200	4,704
NextEra Energy, Inc.	2,793	650,741
Red Electrica Corp. SA	6,504	131,743
Tokyo Electric Power Co. Holdings, Inc.(d)	32,500	159,398

		7,432,040

Electrical Equipment — 0.5%
Acuity Brands, Inc.	5,186	699,021
Eaton Corp. plc	5,870	488,090
Emerson Electric Co.	16,301	1,089,885
Fuji Electric Co. Ltd.	17,300	533,421
Mitsubishi Electric Corp.	36,800	490,918
Rockwell Automation, Inc.	6,598	1,087,350
Schneider Electric SE	1,180	103,182
Sensata Technologies Holding plc(d)	6,707	335,752

		4,827,619

Electronic Equipment, Instruments & Components — 0.5%
CDW Corp.	7,503	924,670
Corning, Inc.	2,570	73,296
Hirose Electric Co. Ltd.	300	36,959
Hitachi Ltd.	25,600	958,725
Keyence Corp.	400	248,982
Murata Manufacturing Co. Ltd.	3,600	174,483
Nippon Electric Glass Co. Ltd.	4,100	91,674
Omron Corp.	12,700	699,835
Shimadzu Corp.	7,500	190,704
TDK Corp.	4,000	361,588
Yaskawa Electric Corp.	2,300	85,370

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Yokogawa Electric Corp.	12,700	$233,372
Zebra Technologies Corp., Class A(d)	885	182,637

		4,262,295

Energy Equipment & Services — 0.0%
Baker Hughes a GE Co.	9,440	219,008
National Oilwell Varco, Inc.	736	15,603

		234,611

Entertainment — 0.5%
Konami Holdings Corp.	2,800	135,642
Netflix, Inc.(d)	3,647	976,010
Nintendo Co. Ltd.	2,200	819,492
Toho Co. Ltd.	2,800	122,906
Vivendi SA	24,204	662,288
Walt Disney Co. (The)	14,637	1,907,494

		4,623,832

Equity Real Estate Investment Trusts (REITs) — 0.0%
Camden Property Trust	1,453	161,298

Food & Staples Retailing — 1.9%
Colruyt SA	8,765	480,168
Costco Wholesale Corp.	7,708	2,220,752
Dairy Farm International Holdings Ltd.	64,900	409,044
Empire Co. Ltd., Class A	22,329	604,552
George Weston Ltd.	19,460	1,637,175
ICA Gruppen AB	17,214	795,004
J Sainsbury plc	187,920	507,083
Koninklijke Ahold Delhaize NV	8,565	214,191
Kroger Co. (The)	17,242	444,499
Loblaw Cos. Ltd.	32,504	1,851,343
Metro, Inc.	38,925	1,713,775
Sysco Corp.	4,486	356,188
Tesco plc	113,367	335,166
Walgreens Boots Alliance, Inc.	16,073	888,998
Walmart, Inc.	33,654	3,994,057
Wm Morrison Supermarkets plc	171,335	421,866
Woolworths Group Ltd.	10,222	257,222

		17,131,083

Food Products — 0.8%
a2 Milk Co. Ltd.(d)	13,180	109,508
Associated British Foods plc	2,091	59,194
Chocoladefabriken Lindt & Spruengli AG (Registered)	16	1,324,182
Danone SA	523	46,067
MEIJI Holdings Co. Ltd.	3,800	277,959
Nestle SA (Registered)	45,857	4,973,400
Yamazaki Baking Co. Ltd.	9,100	162,770

		6,953,080

Gas Utilities — 0.1%
Toho Gas Co. Ltd.	1,800	69,034
Tokyo Gas Co. Ltd.	14,200	359,159

		428,193

Health Care Equipment & Supplies — 2.3%
Abbott Laboratories	44,069	3,687,253
Alcon, Inc.(d)	530	30,915
Align Technology, Inc.(d)	1,726	312,268
Baxter International, Inc.	17,207	1,505,096
Becton Dickinson and Co.	3,685	932,158
BioMerieux	427	35,313
Boston Scientific Corp.(d)	23,625	961,301
Carl Zeiss Meditec AG	916	104,401
Cochlear Ltd.	1,152	162,115

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Coloplast A/S, Class B	736	$88,552
Danaher Corp.	13,521	1,952,838
Dentsply Sirona, Inc.	2,068	110,245
DexCom, Inc.(d)	1,235	184,311
Edwards Lifesciences Corp.(d)	4,103	902,291
Fisher & Paykel Healthcare Corp. Ltd.	24,309	263,754
Hologic, Inc.(d)	4,154	209,735
Hoya Corp.	13,600	1,113,880
IDEXX Laboratories, Inc.(d)	2,790	758,685
Intuitive Surgical, Inc.(d)	779	420,605
Koninklijke Philips NV	25,761	1,190,392
Medtronic plc	27,327	2,968,259
Olympus Corp.	18,000	243,862
Siemens Healthineers AG(c)	10,520	413,669
Smith & Nephew plc	19,973	480,988
Stryker Corp.	5,563	1,203,277
Sysmex Corp.	1,700	114,210
Teleflex, Inc.	94	31,937
Zimmer Biomet Holdings, Inc.	2,343	321,624

		20,703,934

Health Care Providers & Services — 2.3%
Alfresa Holdings Corp.	7,900	177,010
AmerisourceBergen Corp.	11,485	945,560
Anthem, Inc.	4,016	964,242
Cardinal Health, Inc.	9,575	451,844
Cigna Corp.	9,406	1,427,737
CVS Health Corp.	50,990	3,215,939
DaVita, Inc.(d)	13,449	767,534
Fresenius Medical Care AG & Co. KGaA	3,460	232,513
Fresenius SE & Co. KGaA	4,164	194,795
HCA Healthcare, Inc.	18,873	2,272,687
Henry Schein, Inc.(d)	5,997	380,810
Humana, Inc.	2,027	518,243
Laboratory Corp. of America Holdings(d)	4,348	730,464
McKesson Corp.	10,466	1,430,284
Medipal Holdings Corp.	8,700	194,203
NMC Health plc	569	18,964
Quest Diagnostics, Inc.	7,136	763,766
Ramsay Health Care Ltd.	2,801	122,712
Ryman Healthcare Ltd.	32,482	269,963
Sonic Healthcare Ltd.	11,467	217,426
Suzuken Co. Ltd.	5,800	312,212
UnitedHealth Group, Inc.	18,751	4,074,967
Universal Health Services, Inc., Class B	4,968	738,990

		20,422,865

Health Care Technology — 0.1%(d)
Cerner Corp.	7,720	526,272
Veeva Systems, Inc., Class A	2,778	424,173

		950,445

Hotels, Restaurants & Leisure — 0.2%
GVC Holdings plc	10,314	94,212
Marriott International, Inc., Class A	3,957	492,132
Oriental Land Co. Ltd.	2,600	396,280
Restaurant Brands International, Inc.	3,153	224,186
Whitbread plc	8,220	433,845

		1,640,655

Household Durables — 0.5%
Barratt Developments plc	61,209	487,263
Berkeley Group Holdings plc	12,667	650,380
DR Horton, Inc.	6,464	340,717
NVR, Inc.(d)	110	408,909
Persimmon plc	19,563	521,749

Security	Shares	Value

Household Durables (continued)
PulteGroup, Inc.	11,647	$425,698
Roku, Inc.(d)	5,873	597,636
Sony Corp.	10,300	608,814
Taylor Wimpey plc	187,027	371,236

		4,412,402

Household Products — 1.0%
Essity AB, Class B	21,631	631,158
Henkel AG & Co. KGaA	3,765	344,670
Kimberly-Clark Corp.	6,501	923,467
Lion Corp.	9,700	191,890
Procter & Gamble Co. (The)	46,923	5,836,283
Reckitt Benckiser Group plc	12,473	973,885
Spectrum Brands Holdings, Inc.	51	2,681

		8,904,034

Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy, Inc.	1,291	51,124

Industrial Conglomerates — 0.9%
DCC plc	9,104	794,000
General Electric Co.	167,319	1,495,832
Honeywell International, Inc.	4,157	703,364
Jardine Matheson Holdings Ltd.	13,200	706,427
Jardine Strategic Holdings Ltd.	34,300	1,025,963
Keihan Holdings Co. Ltd.	9,000	401,025
Keppel Corp. Ltd.	419,300	1,800,677
NWS Holdings Ltd.	123,000	190,511
Siemens AG (Registered)	9,798	1,048,828
Toshiba Corp.	1,200	36,706

		8,203,333

Insurance — 1.2%
Ageas	4,311	238,981
AIA Group Ltd.	164,600	1,552,351
Allianz SE (Registered)	8,008	1,864,038
Aon plc	4,404	852,482
Assicurazioni Generali SpA	22,471	435,481
Aviva plc	28,523	140,025
AXA SA	23,042	588,349
Dai-ichi Life Holdings, Inc.	4,500	68,413
Fairfax Financial Holdings Ltd.	58	25,567
Gjensidige Forsikring ASA	8,060	159,849
Hannover Rueck SE	753	127,264
Japan Post Holdings Co. Ltd.	40,700	375,563
Manulife Financial Corp.	47,012	862,280
MS&AD Insurance Group Holdings, Inc.	4,300	139,768
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,352	865,815
Poste Italiane SpA(c)	11,676	132,722
Progressive Corp. (The)	2,202	170,104
Prudential Financial, Inc.	518	46,594
Prudential plc	47,645	863,386
QBE Insurance Group Ltd.	3,553	30,138
Sompo Holdings, Inc.	5,500	230,983
Sun Life Financial, Inc.	5,734	256,393
Tokio Marine Holdings, Inc.	11,900	638,401
Unum Group	3,180	94,509
Willis Towers Watson plc	1,940	374,362

		11,133,818

Interactive Media & Services — 2.0%(d)
Alphabet, Inc., Class A	4,295	5,244,796
Alphabet, Inc., Class C	4,530	5,522,070
Facebook, Inc., Class A	33,624	5,987,762
IAC/InterActiveCorp	1,171	255,243
Snap, Inc., Class A	15,298	241,709

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
TripAdvisor, Inc.	6,802	$263,101
Twitter, Inc.	6,678	275,134
Zillow Group, Inc., Class C	2,071	61,757

		17,851,572

Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.(d)	8,674	15,057,284
Booking Holdings, Inc.(d)	1,173	2,302,142
GrubHub, Inc.(d)	1,821	102,358
MercadoLibre, Inc.	376	207,262
Ocado Group plc(d)	20,236	329,152
Wayfair, Inc., Class A(d)	2,238	250,925
Zalando SE(c)(d)	2,551	116,477

		18,365,600

IT Services — 1.7%
Adyen NV(c)(d)	847	557,008
Automatic Data Processing, Inc.	1,712	276,351
Fidelity National Information Services, Inc.	10,131	1,344,992
Fiserv, Inc.(d)	7,284	754,550
Fujitsu Ltd.	12,200	980,517
GoDaddy, Inc., Class A(d)	1,082	71,390
International Business Machines Corp.	8,397	1,221,092
Itochu Techno-Solutions Corp.	15,600	414,366
Mastercard, Inc., Class A	6,249	1,697,041
Nomura Research Institute Ltd.	3,600	71,935
Obic Co. Ltd.	3,800	435,448
Okta, Inc.(d)	2,661	262,002
Otsuka Corp.	14,000	560,302
Paychex, Inc.	8,504	703,876
PayPal Holdings, Inc.(d)	10,590	1,097,018
Shopify, Inc., Class A(d)	1,622	504,775
Square, Inc., Class A(d)	11,052	684,671
Twilio, Inc., Class A(d)	2,975	327,131
VeriSign, Inc.(d)	4,758	897,501
Visa, Inc., Class A	13,390	2,303,214
Wirecard AG	2,048	327,761

		15,492,941

Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	7,377	565,299
Eurofins Scientific SE	100	46,504
Illumina, Inc.(d)	3,203	974,417
IQVIA Holdings, Inc.(d)	1,491	222,726
Lonza Group AG (Registered)(d)	175	59,222
Mettler-Toledo International, Inc.(d)	1,191	838,940
QIAGEN NV(d)	4,186	137,086
Sartorius Stedim Biotech	103	14,407
Thermo Fisher Scientific, Inc.	9,856	2,870,757
Waters Corp.(d)	3,150	703,174

		6,432,532

Machinery — 0.4%
ANDRITZ AG	8,490	346,946
Atlas Copco AB, Class A	16,924	521,143
Atlas Copco AB, Class B	1,084	29,354
Deere & Co.	2,509	423,218
Epiroc AB, Class A(d)	45,344	491,082
KION Group AG	482	25,348
Kone OYJ, Class B	15,885	904,022
SMC Corp.	200	85,965
Spirax-Sarco Engineering plc	10,173	980,105

		3,807,183

Media — 0.4%
CBS Corp. (Non-Voting), Class B	2,789	112,592
Charter Communications, Inc., Class A(d)	1,394	574,495

Security	Shares	Value

Media (continued)
Comcast Corp., Class A	44,314	$1,997,675
CyberAgent, Inc.	4,200	161,899
Dentsu, Inc.	2,500	88,400
Hakuhodo DY Holdings, Inc.	15,600	226,677
I-CABLE Communications Ltd.(d)	12,579	121
Informa plc	8,929	93,513
News Corp., Class A	3,182	44,293
WPP plc	15,233	190,738

		3,490,403

Metals & Mining — 0.9%
Agnico Eagle Mines Ltd.	3,766	201,824
Alumina Ltd.	386,959	619,959
Anglo American plc	17,841	410,022
ArcelorMittal	31,458	442,562
Barrick Gold Corp.	2,435	42,126
BHP Group Ltd.	23,486	580,352
BHP Group plc	83,284	1,778,888
First Quantum Minerals Ltd.	21,968	184,552
Fortescue Metals Group Ltd.	113,601	676,177
Glencore plc(d)	408,961	1,232,425
Kirkland Lake Gold Ltd.	3,188	142,814
Nucor Corp.	8,401	427,695
Rio Tinto plc	16,327	848,720
Steel Dynamics, Inc.	1,659	49,438
Wheaton Precious Metals Corp.	18,412	482,796

		8,120,350

Multiline Retail — 0.3%
Canadian Tire Corp. Ltd., Class A	10,054	1,128,224
Dollarama, Inc.	18,880	675,909
Marks & Spencer Group plc	103,708	234,896
Next plc	4,715	358,413

		2,397,442

Multi-Utilities — 0.4%
AGL Energy Ltd.	224,363	2,902,575
E.ON SE	3,179	30,908
Engie SA	19,767	322,640
National Grid plc	4,957	53,671
RWE AG	734	22,940

		3,332,734

Oil, Gas & Consumable Fuels — 3.4%
Aker BP ASA	3,679	98,029
BP plc	446,066	2,823,939
Cabot Oil & Gas Corp.	12,476	219,203
Canadian Natural Resources Ltd.	15,810	420,653
Cenovus Energy, Inc.	14,669	137,627
Chevron Corp.	33,091	3,924,593
ConocoPhillips	34,170	1,947,007
Continental Resources, Inc.(d)	2,114	65,090
Devon Energy Corp.	59,818	1,439,221
Enbridge, Inc.	17,420	611,413
Encana Corp.	4,502	20,627
Eni SpA	84,271	1,288,063
EOG Resources, Inc.	6,580	488,368
Equinor ASA	48,124	911,573
Exxon Mobil Corp.	56,417	3,983,604
Galp Energia SGPS SA	5,430	81,663
Hess Corp.	12,153	735,013
Imperial Oil Ltd.	5,500	143,224
JXTG Holdings, Inc.	62,300	284,770
Lundin Petroleum AB	1,463	43,859
Marathon Oil Corp.	40,919	502,076
Matador Resources Co.(d)	939	15,522

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	8,423	$374,571
Parsley Energy, Inc., Class A	2,029	34,087
Phillips 66	3,876	396,902
Pioneer Natural Resources Co.	1,080	135,832
Repsol SA	39,391	614,341
Royal Dutch Shell plc, Class A	79,621	2,335,122
Royal Dutch Shell plc, Class B	71,354	2,108,899
Santos Ltd.	8,643	45,066
Suncor Energy, Inc.	29,850	941,564
TOTAL SA	44,425	2,313,065
Valero Energy Corp.	3,967	338,147
Woodside Petroleum Ltd.	12,404	270,992

		30,093,725

Personal Products — 1.0%
Beiersdorf AG	1,513	178,390
Coty, Inc., Class A	15,256	160,341
Estee Lauder Cos., Inc. (The), Class A	8,349	1,661,034
Kao Corp.	8,200	608,251
Kobayashi Pharmaceutical Co. Ltd.	5,400	412,402
Kose Corp.	1,600	271,662
L’Oreal SA	3,638	1,017,435
Pola Orbis Holdings, Inc.	23,400	527,516
Shiseido Co. Ltd.	9,000	722,332
Unilever NV	25,458	1,528,687
Unilever plc	28,509	1,713,447

		8,801,497

Pharmaceuticals — 6.6%
Allergan plc	13,888	2,337,211
Astellas Pharma, Inc.	61,400	878,275
AstraZeneca plc	22,511	2,009,987
Aurora Cannabis, Inc.(d)	3,061	13,447
Bausch Health Cos., Inc.(d)	2,106	45,940
Bayer AG (Registered)	14,476	1,019,879
Bristol-Myers Squibb Co.	67,280	3,411,769
Chugai Pharmaceutical Co. Ltd.	4,400	343,848
Daiichi Sankyo Co. Ltd.	11,500	726,678
Eisai Co. Ltd.	6,600	337,174
Elanco Animal Health, Inc.(d)	19,376	515,208
Eli Lilly & Co.	39,824	4,453,518
GlaxoSmithKline plc	102,609	2,199,384
Hisamitsu Pharmaceutical Co., Inc.	1,400	61,629
Jazz Pharmaceuticals plc(d)	2,355	301,770
Johnson & Johnson	77,060	9,970,023
Kyowa Kirin Co. Ltd.	5,500	107,109
Merck & Co., Inc.	92,392	7,777,559
Merck KGaA	6,109	688,177
Mylan NV(d)	24,548	485,559
Nektar Therapeutics(d)	9,029	164,463
Novartis AG (Registered)	34,738	3,014,806
Novo Nordisk A/S, Class B	29,998	1,550,182
Otsuka Holdings Co. Ltd.	7,200	270,468
Perrigo Co. plc	6,938	387,765
Pfizer, Inc.	200,263	7,195,450
Recordati SpA	2,429	104,177
Roche Holding AG	8,896	2,590,201
Sanofi SA	20,904	1,936,396
Shionogi & Co. Ltd.	10,600	590,982
Sumitomo Dainippon Pharma Co. Ltd.	7,600	125,745
Taisho Pharmaceutical Holdings Co. Ltd.	3,100	226,673
Takeda Pharmaceutical Co. Ltd.	10,700	367,178
Teva Pharmaceutical Industries Ltd., ADR	17,049	117,297
UCB SA	519	37,655

Security	Shares	Value

Pharmaceuticals (continued)
Zoetis, Inc.	20,098	$2,504,010

		58,867,592

Professional Services — 0.3%
Recruit Holdings Co. Ltd.	12,600	384,974
SEEK Ltd.	32,901	477,242
SGS SA (Registered)	79	195,835
Teleperformance	9,225	1,998,844

		3,056,895

Road & Rail — 1.9%
Aurizon Holdings Ltd.	211,433	842,845
Canadian National Railway Co.	14,581	1,309,247
Canadian Pacific Railway Ltd.	3,595	798,913
Central Japan Railway Co.	6,500	1,340,362
CSX Corp.	31,749	2,199,253
East Japan Railway Co.	12,200	1,166,594
Hankyu Hanshin Holdings, Inc.	10,300	398,306
JB Hunt Transport Services, Inc.	3,813	421,908
Keikyu Corp.	14,000	272,473
Keio Corp.	300	18,732
Kintetsu Group Holdings Co. Ltd.	4,200	219,232
Knight-Swift Transportation Holdings, Inc.	9,431	342,345
Nagoya Railroad Co. Ltd.	2,700	80,893
Norfolk Southern Corp.	6,680	1,200,129
Odakyu Electric Railway Co. Ltd.	2,500	60,051
Old Dominion Freight Line, Inc.	4,231	719,143
Tobu Railway Co. Ltd.	7,500	243,651
Tokyu Corp.	7,200	135,442
Uber Technologies, Inc.(d)(f)	40,784	1,242,689
Union Pacific Corp.	22,316	3,614,746
West Japan Railway Co.	4,000	338,445

		16,965,399

Semiconductors & Semiconductor Equipment — 1.3%
Advanced Micro Devices, Inc.(d)	524	15,191
Advantest Corp.	5,100	227,348
ASML Holding NV	2,854	707,830
Broadcom, Inc.	2,957	816,339
Infineon Technologies AG	28,426	510,723
Intel Corp.	45,929	2,366,721
Marvell Technology Group Ltd.	10,040	250,699
Micron Technology, Inc.(d)	6,065	259,885
NVIDIA Corp.	3,238	563,639
NXP Semiconductors NV	6,393	697,604
Qorvo, Inc.(d)	10,057	745,626
QUALCOMM, Inc.	17,606	1,342,986
Rohm Co. Ltd.	1,200	92,523
STMicroelectronics NV	11,743	227,248
Texas Instruments, Inc.	13,701	1,770,717
Tokyo Electron Ltd.	3,200	614,796

		11,209,875

Software — 1.4%
CDK Global, Inc.	863	41,502
Intuit, Inc.	6,040	1,606,278
Microsoft Corp.	55,784	7,755,650
Nice Ltd.(d)	1,284	185,061
Oracle Corp.	6,800	592,798
Paycom Software, Inc.(d)	535	112,077
Sage Group plc (The)	9,303	79,058
SAP SE	11,698	1,376,543
Temenos AG (Registered)(d)	2,289	383,293

		12,132,260

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	887	$146,710
AutoZone, Inc.(d)	854	926,265
Best Buy Co., Inc.	13,177	909,081
Fast Retailing Co. Ltd.	500	298,275
Hennes & Mauritz AB, Class B	8,787	170,330
Home Depot, Inc. (The)	29,549	6,855,959
Industria de Diseno Textil SA	11,022	341,104
Kingfisher plc	27,805	70,663
Lowe’s Cos., Inc.	25,105	2,760,546
O’Reilly Automotive, Inc.(d)	2,537	1,011,020
Tiffany & Co.	19,066	1,766,084
Tractor Supply Co.	28,398	2,568,315
Ulta Beauty, Inc.(d)	13,501	3,384,026

		21,208,378

Technology Hardware, Storage & Peripherals — 1.9%
Apple, Inc.	58,511	13,104,709
FUJIFILM Holdings Corp.	8,100	356,808
Hewlett Packard Enterprise Co.	34,373	521,439
HP, Inc.	13,515	255,704
NEC Corp.	14,000	592,011
NetApp, Inc.	5,822	305,713
Seagate Technology plc	20,221	1,087,688
Xerox Holdings Corp.	9,964	298,023

		16,522,095

Textiles, Apparel & Luxury Goods — 0.8%
adidas AG	3,970	1,236,037
Hermes International	5,276	3,644,022
Kering SA	2,240	1,141,470
LVMH Moet Hennessy Louis Vuitton SE	2,023	802,645

		6,824,174

Tobacco — 0.7%
Altria Group, Inc.	45,903	1,877,433
British American Tobacco plc	32,044	1,183,393
Imperial Brands plc	2,627	58,992
Philip Morris International, Inc.	36,260	2,753,222
Swedish Match AB	18,928	782,825

		6,655,865

Trading Companies & Distributors — 0.1%
ITOCHU Corp.	27,700	573,767

Transportation Infrastructure — 0.7%
Aena SME SA(c)	12,012	2,198,835
Aeroports de Paris	7,904	1,405,890
Atlantia SpA	29,261	707,174
Auckland International Airport Ltd.	71,771	411,531
Japan Airport Terminal Co. Ltd.	5,100	222,005
Sydney Airport(g)	145,248	788,143
Transurban Group(g)	58,373	579,496

		6,313,074

Wireless Telecommunication Services — 2.0%
KDDI Corp.	26,200	683,630
NTT DOCOMO, Inc.	44,700	1,141,398
Rogers Communications, Inc., Class B	4,579	223,031
SoftBank Corp.	35,300	478,304
SoftBank Group Corp.	14,000	552,446
Sprint Corp.(d)	860,942	5,312,012
T-Mobile US, Inc.(d)	111,999	8,822,161

Security	Shares	Value

Wireless Telecommunication Services (continued)
Vodafone Group plc	324,454	$646,412

		17,859,394

Total Common Stocks — 67.5% (Cost: $576,334,140)		603,301,261

	Beneficial Interest (000)

Other Interests — 0.0%(h)

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc.(b)(d)(i)	300	—

Total Other Interests — 0.0%		—

	Shares

Preferred Stocks — 0.4%

Automobiles — 0.2%
Porsche Automobil Holding SE (Preference)	19,303	1,251,354

Chemicals — 0.1%
Fuchs Petrolub SE (Preference)	32,905	1,234,059

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Preference)	1,039	189,421

Household Products — 0.1%
Henkel AG & Co. KGaA (Preference)	6,146	608,141

Total Preferred Stocks — 0.4% (Cost: $3,310,015)		3,282,975

	Par (000)

U.S. Treasury Obligations — 11.6%
U.S. Treasury Bonds, 8.75%, 08/15/20	3,200	3,388,375
U.S. Treasury Notes:
3.63%, 02/15/20	1,800	1,811,109
2.75%, 08/15/21	45,000	45,880,664
1.13%, 08/31/21	53,000	52,463,789

Total U.S. Treasury Obligations — 11.6% (Cost: $101,829,573)		103,543,937

Total Long-Term Investments — 79.5% (Cost: $681,638,134)		710,128,173

	Shares

Short-Term Securities — 4.5%(j)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.87%*	38,900,492	38,900,492
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 1.77%	460,000	460,000
SL Liquidity Series, LLC, Money Market Series, 2.13%(k)*	1,251,400	1,251,650

Total Short-Term Securities — 4.5% (Cost: $40,612,142)		40,612,142

Total Investments — 84.0% (Cost: $722,250,276)		750,740,315

Other Assets Less Liabilities — 16.0%		143,345,339

Net Assets — 100.0%		$894,085,654

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $4,704, representing less than 0.05% of its net assets as of period end, and an original cost of $48,000.

(f)	Security, or a portion of the security, is on loan.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Annualized 7-day yield as of period end.
(k)	Security was purchased with the cash collateral from loaned securities.
*

During the year ended September 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/18	Net Activity	Shares Held at 09/30/19	Value at 09/30/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	20,008,118	18,892,374	38,900,492	$38,900,492	$1,060,618		$—	$—
SL Liquidity Series, LLC, Money Market Series	—	1,251,400	1,251,400	1,251,650	39,654	(b)	(400)	—

				$40,152,142	$1,100,272		$(400)	$—

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Amsterdam Exchange Index	61	10/18/19	$7,714	$73,967
IBEX 35 Index	1,166	10/18/19	117,334	2,208,881
MSCI Singapore Index	1,355	10/30/19	35,219	87,477
TOPIX Index	377	12/12/19	55,369	2,389,236
Australia 10 Year Bond	2,261	12/16/19	224,864	1,516,747
U.S. Treasury 10 Year Note	3,172	12/19/19	413,351	406,819
U.S. Treasury Ultra Bond	221	12/19/19	42,411	(285,125)
DAX Index	386	12/20/19	130,539	383,566
S&P 500 E-Mini Index	437	12/20/19	65,080	(555,416)
Long Gilt	1,388	12/27/19	229,096	846,619
U.S. Treasury 5 Year Note	1,148	12/31/19	136,782	(392,575)

				6,680,196

Short Contracts
CAC 40 10 Euro Index	1,592	10/18/19	98,490	(1,331,027)
OMXS30 Index	1,854	10/18/19	31,033	(124,174)
Hang Seng Index	110	10/30/19	18,275	(78,146)
Euro-Bobl	773	12/06/19	114,289	874,159
Euro-BTP	3	12/06/19	477	(2,303)
Euro-Bund	1,365	12/06/19	259,246	(763,220)
Euro-Buxl	148	12/06/19	35,085	768,436
Canada 10 Year Bond	3,323	12/18/19	357,671	3,768,170
S&P/TSX 60 Index	143	12/19/19	21,503	(152,665)
SPI 200 Index	603	12/19/19	67,988	(501,110)
U.S. Treasury 10 Year Note	1,120	12/19/19	145,950	673,751
FTSE 100 Index	689	12/20/19	62,550	(522,815)
FTSE/MIB Index	426	12/20/19	51,228	(582,825)
MSCI EAFE E-Mini Index	2,196	12/20/19	208,444	1,206,297
S&P 500 E-Mini Index	2,396	12/20/19	356,824	3,024,427

				6,256,955

				$ 12,937,151

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	6,768,563	USD	5,112,181	Credit Suisse International	12/18/19	$3,493
CAD	7,353,750	USD	5,556,542	JPMorgan Chase Bank NA	12/18/19	1,416
INR	1,587,533,000	USD	21,815,552	Citibank NA	12/18/19	436,922
MYR	49,348,000	USD	11,748,125	Barclays Bank plc	12/18/19	25,011
THB	942,233,000	USD	30,842,498	Credit Suisse International	12/18/19	11,697
USD	16,954,731	AUD	24,748,000	Citibank NA	12/18/19	209,584
USD	3,487,119	AUD	5,104,000	State Street Bank and Trust Co.	12/18/19	33,618
USD	14,536,577	BRL	59,944,000	JPMorgan Chase Bank NA	12/18/19	177,853
USD	116,689,809	CAD	153,789,000	Citibank NA	12/18/19	456,213
USD	40,862,936	CAD	53,861,824	HSBC Bank plc	12/18/19	154,215
USD	3,313,090	CHF	3,263,000	BNP Paribas SA	12/18/19	20,712
USD	38,051,354	CNY	271,934,000	UBS AG	12/18/19	42,631
USD	1,147,366	EUR	1,042,000	JPMorgan Chase Bank NA	12/18/19	4,711
USD	33,505,166	EUR	30,102,000	State Street Bank and Trust Co.	12/18/19	495,378
USD	3,606,250	GBP	2,914,000	HSBC Bank plc	12/18/19	11,689
USD	3,242,204	GBP	2,586,000	State Street Bank and Trust Co.	12/18/19	52,247
USD	80,944,825	GBP	65,407,000	Toronto Dominion Bank	12/18/19	262,112
USD	49,868,639	JPY	5,284,854,000	Bank of America NA	12/18/19	707,135
USD	18,647,007	JPY	1,973,703,891	HSBC Bank plc	12/18/19	286,944
USD	3,145,416	JPY	337,847,000	JPMorgan Chase Bank NA	12/18/19	2,649

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	32,225	JPY	3,454,000	State Street Bank and Trust Co.	12/18/19	$95
USD	150,445,935	KRW	179,910,771,000	BNP Paribas SA	12/18/19	84,069
USD	6,937,778	KRW	8,265,454,000	Morgan Stanley & Co. International plc	12/18/19	29,859
USD	579,058	MXN	11,536,000	Barclays Bank plc	12/18/19	1,733
USD	445,008	NOK	3,995,000	Goldman Sachs International	12/18/19	5,330
USD	187,974	NOK	1,699,000	JPMorgan Chase Bank NA	12/18/19	988
USD	1,096,742	NOK	9,842,000	UBS AG	12/18/19	13,563
USD	893,695	NZD	1,401,000	State Street Bank and Trust Co.	12/18/19	14,820
USD	10,790,472	PLN	42,421,717	Credit Suisse International	12/18/19	199,539
USD	2,921,993	PLN	11,488,283	JPMorgan Chase Bank NA	12/18/19	53,848
USD	480,165	PLN	1,883,000	State Street Bank and Trust Co.	12/18/19	10,058
USD	9,247,220	SEK	88,756,000	HSBC Bank plc	12/18/19	182,143
USD	66,798	SGD	92,000	Goldman Sachs International	12/18/19	174
USD	425,038	ZAR	6,374,000	HSBC Bank plc	12/18/19	8,425

						4,000,874

AUD	232,641,000	USD	158,965,282	HSBC Bank plc	12/18/19	(1,554,264)
AUD	1,601,000	USD	1,103,831	JPMorgan Chase Bank NA	12/18/19	(20,553)
CAD	864,000	USD	655,574	Citibank NA	12/18/19	(2,563)
CAD	2,341,687	USD	1,770,244	UBS AG	12/18/19	(398)
CHF	7,215,000	USD	7,403,599	HSBC Bank plc	12/18/19	(123,639)
CHF	1,970,000	USD	2,004,768	JPMorgan Chase Bank NA	12/18/19	(17,031)
CNY	162,147,000	USD	22,811,902	Bank of America NA	12/18/19	(148,313)
EUR	1,657,000	USD	1,847,351	Bank of New York	12/18/19	(30,289)
EUR	85,487,627	USD	95,238,260	Citibank NA	12/18/19	(1,492,717)
GBP	3,328,000	USD	4,126,036	Citibank NA	12/18/19	(20,787)
JPY	201,569,000	USD	1,875,404	JPMorgan Chase Bank NA	12/18/19	(341)
JPY	353,874,000	USD	3,343,258	State Street Bank and Trust Co.	12/18/19	(51,402)
KRW	4,126,037,000	USD	3,450,297	BNP Paribas SA	12/18/19	(1,928)
MXN	1,395,122,000	USD	70,029,214	Barclays Bank plc	12/18/19	(209,614)
MYR	67,320,000	USD	16,082,179	UBS AG	12/18/19	(21,396)
NZD	372,000	USD	238,088	Morgan Stanley & Co. International plc	12/18/19	(4,724)
NZD	310,000	USD	198,058	State Street Bank and Trust Co.	12/18/19	(3,589)
PLN	195,630,000	USD	49,922,168	HSBC Bank plc	12/18/19	(1,081,515)
SEK	16,513,000	USD	1,702,655	BNP Paribas SA	12/18/19	(16,103)
SEK	2,353,000	USD	246,230	State Street Bank and Trust Co.	12/18/19	(5,907)
SGD	241,000	USD	175,617	HSBC Bank plc	12/18/19	(1,091)
USD	1,225,550	CAD	1,625,000	JPMorgan Chase Bank NA	12/18/19	(2,623)
USD	18,028,876	INR	1,312,998,000	JPMorgan Chase Bank NA	12/18/19	(375,436)
USD	673,967	MYR	2,831,000	Barclays Bank plc	12/18/19	(1,435)
USD	2,606,845	SGD	3,605,000	HSBC Bank plc	12/18/19	(3,813)
USD	9,236,611	THB	282,184,000	HSBC Bank plc	12/18/19	(3,737)
ZAR	95,523,425	USD	6,421,121	Barclays Bank plc	12/18/19	(177,580)
ZAR	25,540,575	USD	1,716,667	Citibank NA	12/18/19	(47,300)
ZAR	229,590,000	USD	15,303,780	Standard Chartered Bank	12/18/19	(297,463)

						(5,717,551)

Net Unrealized Depreciation						$(1,716,677)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
28 day MXIBTIIE	Monthly	6.32%	Monthly	03/18/20	(a)	03/12/25	MXN	1,938,000	$(501,950)	$—	$(501,950)
(0.48)%	Annual	6 month EURIBOR	Semi-Annual	03/18/20	(a)	03/18/25	EUR	51,000	248,859	(1,187)	250,046

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
(0.40)%	Annual	6 month EURIBOR	Semi-Annual	03/18/20	(a)	03/18/25	EUR	130,000	$53,947	$32,049	$21,898
(0.32)%	Annual	6 month EURIBOR	Semi-Annual	03/18/20	(a)	03/18/25	EUR	102,000	(384,602)	23,285	(407,887)
(0.44)%	Annual	6 month EURIBOR	Semi-Annual	03/18/20	(a)	03/18/25	EUR	32,000	88,285	(1,954)	90,239
(0.39)%	Annual	6 month EURIBOR	Semi-Annual	03/18/20	(a)	03/18/25	EUR	68,000	9,244	14,106	(4,862)
6 month GBP LIBOR	Semi-Annual	0.62%	Semi-Annual	03/18/20	(a)	03/18/25	GBP	277,000	703,671	(171,789)	875,460
6 month BBR	Semi-Annual	0.91%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	94,962	(83,457)	—	(83,457)
6 month BBR	Semi-Annual	0.92%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	56,000	(22,681)	—	(22,681)
6 month BBR	Semi-Annual	0.95%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	87,516	50,923	—	50,923
6 month BBR	Semi-Annual	0.95%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	84,516	43,101	—	43,101
6 month BBR	Semi-Annual	0.98%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	89,600	141,146	—	141,146
6 month BBR	Semi-Annual	0.99%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	124,880	227,329	—	227,329
6 month SOR	Semi-Annual	1.53%	Semi-Annual	03/18/20	(a)	03/18/25	SGD	72,000	(103,387)	—	(103,387)
6 month SOR	Semi-Annual	1.53%	Semi-Annual	03/18/20	(a)	03/18/25	SGD	46,000	(57,301)	—	(57,301)
1.70%	Semi-Annual	3 month BA	Semi-Annual	03/18/20	(a)	03/18/25	CAD	76,000	(3,452)	9,957	(13,409)
1.50%	Semi-Annual	3 month BA	Semi-Annual	03/18/20	(a)	03/18/25	CAD	166,000	1,182,843	(63,885)	1,246,728
1.43%	Quarterly	3 month HIBOR	Quarterly	03/18/20	(a)	03/18/25	HKD	140,447	166,900	—	166,900
1.42%	Quarterly	3 month HIBOR	Quarterly	03/18/20	(a)	03/18/25	HKD	57,583	69,306	—	69,306
1.42%	Quarterly	3 month HIBOR	Quarterly	03/18/20	(a)	03/18/25	HKD	250,739	304,076	—	304,076
1.49%	Quarterly	3 month HIBOR	Quarterly	03/18/20	(a)	03/18/25	HKD	291,115	235,971	—	235,971
1.49%	Quarterly	3 month HIBOR	Quarterly	03/18/20	(a)	03/18/25	HKD	291,115	233,311	—	233,311
0.00%	Annual	3 month STIBOR	Quarterly	03/18/20	(a)	03/18/25	SEK	1,242,000	(64,239)	24,337	(88,576)
0.08%	Annual	3 month STIBOR	Quarterly	03/18/20	(a)	03/18/25	SEK	343,000	(148,187)	30,212	(178,399)
1.75%	Annual	6 month WIBOR	Semi-Annual	03/18/20	(a)	03/18/25	PLN	409,054	(583,578)	—	(583,578)
1.74%	Annual	6 month WIBOR	Semi-Annual	03/18/20	(a)	03/18/25	PLN	807,278	(1,008,299)	—	(1,008,299)
1.68%	Annual	6 month WIBOR	Semi-Annual	03/18/20	(a)	03/18/25	PLN	223,000	(126,678)	—	(126,678)
3 month JIBAR	Quarterly	6.90%	Quarterly	03/18/20	(a)	03/18/25	ZAR	1,473,500	(751,951)	—	(751,951)
3 month JIBAR	Quarterly	7.06%	Quarterly	03/18/20	(a)	03/18/25	ZAR	705,000	(56,197)	—	(56,197)

									$ (137,047)	$(104,869)	$(32,178)

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
1 day BZDIOVER	At Termination	6.29%	At Termination	Bank of America NA	N/A	01/02/23	BRL	46,000	$105,915	$—	$105,915
1 day BZDIOVER	At Termination	6.32%	At Termination	Bank of America NA	N/A	01/02/23	BRL	118,000	309,590	—	309,590
1 day BZDIOVER	At Termination	6.48%	At Termination	BNP Paribas SA	N/A	01/02/23	BRL	133,000	508,364	—	508,364
1 day BZDIOVER	At Termination	6.37%	At Termination	JPMorgan Chase Bank NA	N/A	01/02/23	BRL	244,000	739,526	—	739,526
1 day BZDIOVER	At Termination	8.06%	At Termination	Morgan Stanley & Co. International plc	N/A	01/02/23	BRL	148,000	2,725,667	—	2,725,667
1 day MIBOR	Semi-Annual	4.99%	Semi-Annual	Bank of America NA	03/18/20(a)	03/18/25	INR	3,160,000	(68,000)	—	(68,000)
3 month TWCPBA	Quarterly	0.66%	Quarterly	Bank of America NA	03/18/20(a)	03/18/25	TWD	506,880	(49,585)	—	(49,585)

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date			Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Notional Amount (000)
3 month TWCPBA	Quarterly	0.68%	Quarterly	Bank of America NA	03/18/20(a)	03/18/25	TWD	901,120	$(59,702)	$—	$(59,702)
1 day MIBOR	Semi-Annual	5.09%	Semi-Annual	Citibank NA	03/18/20(a)	03/18/25	INR	1,456,500	56,572	—	56,572
2.90%	Quarterly	1 week CNREPOFI	Quarterly	Citibank NA	03/18/20(a)	03/18/25	CNY	478,000	186,370	—	186,370
1 day MIBOR	Semi-Annual	5.08%	Semi-Annual	HSBC Bank plc	03/18/20(a)	03/18/25	INR	2,542,127	87,230	—	87,230
1 day MIBOR	Semi-Annual	5.11%	Semi-Annual	HSBC Bank plc	03/18/20(a)	03/18/25	INR	2,541,746	133,244	—	133,244
1 day MIBOR	Semi-Annual	5.07%	Semi-Annual	Morgan Stanley & Co. International plc	03/18/20(a)	03/18/25	INR	1,456,500	36,791	—	36,791
1 day MIBOR	Semi-Annual	5.08%	Semi-Annual	Morgan Stanley & Co. International plc	03/18/20(a)	03/18/25	INR	2,542,127	87,230	—	87,230

									$4,799,212	$—	$4,799,212

(a)	Forward swap.

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(143,827,081)	Merrill Lynch International & Co.	10/16/19	TWD	143,827	$31,055	$—	$31,055
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(175,623,332)	Merrill Lynch International & Co.	10/16/19	TWD	175,623	9,371	—	9,371
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(179,933,300)	Merrill Lynch International & Co.	10/16/19	TWD	179,933	8,751	—	8,751
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(173,429,686)	Merrill Lynch International & Co.	10/16/19	TWD	173,430	8,435	—	8,435
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(856,309,077)	Merrill Lynch International & Co.	10/16/19	TWD	856,309	41,647	—	41,647
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(301,334,080)	Merrill Lynch International & Co.	10/16/19	TWD	301,334	14,655	—	14,655
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(318,677,049)	Merrill Lynch International & Co.	10/16/19	TWD	318,677	15,499	—	15,499
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(433,574,216)	Merrill Lynch International & Co.	10/16/19	TWD	433,574	21,087	—	21,087
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(676,375,777)	Merrill Lynch International & Co.	10/16/19	TWD	676,376	32,896	—	32,896
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(179,933,300)	Merrill Lynch International & Co.	10/16/19	TWD	179,933	8,751	—	8,751
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(99,333,575)	Merrill Lynch International & Co.	10/16/19	TWD	99,334	(7,672)	—	(7,672)
Taiwan Capitalization Weighted Stock Index Future October 2019	TWD	(293,730,824)	Merrill Lynch International & Co.	10/16/19	TWD	293,731	48,666	—	48,666

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

OTC Interest Rate Swaps (continued)

Reference Entity	Fixed Amount Paid / (Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
KOSPI 200 Index Futures December 2019	KRW	5,613,373,500	Merrill Lynch International & Co.	12/12/19	KRW	5,613,374	$120,199	$—	$120,199
KOSPI 200 Index Futures December 2019	KRW	12,496,438,625	Merrill Lynch International & Co.	12/12/19	KRW	12,496,439	267,586	—	267,586
KOSPI 200 Index Futures December 2019	KRW	3,140,816,125	Merrill Lynch International & Co.	12/12/19	KRW	3,140,816	67,255	—	67,255
KOSPI 200 Index Futures December 2019	KRW	8,486,886,125	Merrill Lynch International & Co.	12/12/19	KRW	8,486,886	181,730	—	181,730
KOSPI 200 Index Futures December 2019	KRW	14,902,170,125	Merrill Lynch International & Co.	12/12/19	KRW	14,902,170	319,101	—	319,101
KOSPI 200 Index Futures December 2019	KRW	4,210,030,125	Merrill Lynch International & Co.	12/12/19	KRW	4,210,030	90,150	—	90,150
KOSPI 200 Index Futures December 2019	KRW	4,610,985,375	Merrill Lynch International & Co.	12/12/19	KRW	4,610,985	98,735	—	98,735
KOSPI 200 Index Futures December 2019	KRW	7,952,279,125	Merrill Lynch International & Co.	12/12/19	KRW	7,952,279	170,282	—	170,282
KOSPI 200 Index Futures December 2019	KRW	8,425,357,800	Merrill Lynch International & Co.	12/12/19	KRW	8,425,358	233,169	—	233,169
KOSPI 200 Index Futures December 2019	KRW	14,462,425,200	Merrill Lynch International & Co.	12/12/19	KRW	14,462,425	400,243	—	400,243
KOSPI 200 Index Futures December 2019	KRW	4,245,849,600	Merrill Lynch International & Co.	12/12/19	KRW	4,245,850	117,502	—	117,502
KOSPI 200 Index Futures December 2019	KRW	4,577,556,600	Merrill Lynch International & Co.	12/12/19	KRW	4,577,557	126,682	—	126,682
KOSPI 200 Index Futures December 2019	KRW	5,639,019,000	Merrill Lynch International & Co.	12/12/19	KRW	5,639,019	156,058	—	156,058
KOSPI 200 Index Futures December 2019	KRW	3,184,387,200	Merrill Lynch International & Co.	12/12/19	KRW	3,184,387	88,127	—	88,127
KOSPI 200 Index Futures December 2019	KRW	2,122,924,800	Merrill Lynch International & Co.	12/12/19	KRW	2,122,925	58,751	—	58,751
KOSPI 200 Index Futures December 2019	KRW	12,472,183,200	Merrill Lynch International & Co.	12/12/19	KRW	12,472,183	345,163	—	345,163
KOSPI 200 Index Futures December 2019	KRW	14,926,815,000	Merrill Lynch International & Co.	12/12/19	KRW	14,926,815	413,094	—	413,094
KOSPI 200 Index Futures December 2019	KRW	3,608,597,250	Merrill Lynch International & Co.	12/12/19	KRW	3,608,597	77,271	—	77,271
KOSPI 200 Index Futures December 2019	KRW	7,562,919,600	Merrill Lynch International & Co.	12/12/19	KRW	7,562,920	209,301	—	209,301

							$3,773,540	$—	$3,773,540

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.02%
1 day MIBOR	Mumbai Interbank Offered Rate	5.52%
1 week CNREPOFI	China Fixing Repo Rates	2.98%
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	8.00%
3 month BA	Canadian Bankers Acceptances	1.97%
3 month HIBOR	Hong Kong Interbank Offered Rate	1.25%
3 month JIBAR	Johannesburg Interbank Average Rate	6.79%
3 month STIBOR	Stockholm Interbank Offered Rate	(0.07%	)
3 month TWCPBA	Taiwan Secondary Markets Bills Rate	0.67%
6 month BBR	Australian Bank Bill Rate	1.05%
6 month EURIBOR	Euro Interbank Offered Rate	(0.42%	)
6 month GBP LIBOR	London Interbank Offered Rate	0.83%
6 month SOR	Singapore Interbank Offered Rate	1.94%
6 month WIBOR	Warsaw Interbank Offered Rate	1.69%

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$133,946	$(238,815)	$3,956,434	$(3,988,612)
OTC Swaps	—	—	$8,757,711	$(184,959)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$9,373,851	$—	$8,854,701	$—	$18,228,552
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,000,874	—	—	4,000,874
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	3,956,434	—	3,956,434
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	3,781,212	—	4,976,499	—	8,757,711

	$—	$—	$13,155,063	$4,000,874	$17,787,634	$—	$34,943,571

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	—	—	3,848,178	—	1,443,223	—	5,291,401
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	5,717,551	—	—	5,717,551
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a).	—	—	—	—	3,988,612	—	3,988,612
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	7,672	—	177,287	—	184,959

	$—	$—	$3,855,850	$5,717,551	$5,609,122	$—	$15,182,523

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2019, the effect of derivative financial instruments in the Statement of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(9,328,330)	$—	$(3,366,936)	$—	$(12,695,266)
Forward foreign currency exchange contracts	—	—	—	(13,670,015)	—	—	(13,670,015)
Swaps	—	—	(4,186,886)	—	(1,198,479)	—	(5,385,365)

	$—	$—	$(13,515,216)	$(13,670,015)	$(4,565,415)	$—	$(31,750,646)

Net Change in Unrealized Appreciation
(Depreciation) on:
Futures contracts	—	—	1,308,291	—	5,757,463	—	7,065,754
Forward foreign currency exchange contracts	—	—	—	(1,360,805)	—	—	(1,360,805)
Swaps	—	—	3,039,282	—	863,895	—	3,903,177

	$—	$—	$4,347,573	$(1,360,805)	$6,621,358	$—	$9,608,126

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$876,426,742
Average notional value of contracts — short	1,322,772,454
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	516,492,491
Average amounts sold — in USD	473,374,612
Interest rate swaps:
Average notional value — pays fixed rate	1,590,626,614
Average notional value — receives fixed rate	1,658,103,191
Total return swaps:
Average notional value	258,410,082

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$3,538,895	$6,603,159
Forward foreign currency exchange contracts	4,000,874	5,717,551
Swaps — Centrally cleared	—	181,468
Swaps — OTC (a)	8,757,711	184,959

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$16,297,480	$12,687,137
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(3,538,895)	(6,784,627)

Total derivative assets and liabilities subject to an MNA	$12,758,585	$5,902,510

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America NA	$1,122,640	$(325,600)	$—	$—	$797,040
Barclays Bank plc	26,744	(26,744)	—	—	—
BNP Paribas SA	613,145	(18,031)	—	(595,114)	—
Citibank NA	1,345,661	(1,345,661)	—	—	—
Credit Suisse International	214,729	—	—	—	214,729
Goldman Sachs International	5,504	—	—	—	5,504
HSBC Bank plc	863,890	(863,890)	—	—	—
JPMorgan Chase Bank NA	980,991	(415,984)	—	(300,000)	265,007
Merrill Lynch International & Co.	3,781,212	(7,672)	(3,067,407)	—	706,133
Morgan Stanley & Co. International plc	2,879,547	(4,724)	—	(2,250,000)	624,823
State Street Bank and Trust Co.	606,216	(60,898)	—	—	545,318
Toronto Dominion Bank	262,112	—	—	—	262,112
UBS AG	56,194	(21,794)	—	—	34,400

	$12,758,585	$(3,090,998)	$(3,067,407)	$(3,145,114)	$3,455,066

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (e)	Net Amount of Derivative Liabilities (d)(f)
Bank of America NA	$325,600	$(325,600)	$—	$—	$—
Bank of New York	30,289	—	—	—	30,289
Barclays Bank plc	388,629	(26,744)	—	—	361,885
BNP Paribas SA	18,031	(18,031)	—	—	—
Citibank NA	1,563,367	(1,345,661)	—	—	217,706
HSBC Bank plc	2,768,059	(863,890)	—	(540,000)	1,364,169
JPMorgan Chase Bank NA	415,984	(415,984)	—	—	—
Merrill Lynch International & Co.	7,672	(7,672)	—	—	—
Morgan Stanley & Co. International plc	4,724	(4,724)	—	—	—
Standard Chartered Bank	297,463	—	—	—	297,463
State Street Bank and Trust Co.	60,898	(60,898)	—	—	—
UBS AG	21,794	(21,794)	—	—	—

	$5,902,510	$(3,090,998)	$—	$(540,000)	$2,271,512

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$14,321,707	$4,159,537	$—	$18,481,244
Air Freight & Logistics	11,798,587	138,995	—	11,937,582
Airlines	1,664,462	178,699	—	1,843,161
Auto Components	690,268	—	—	690,268
Automobiles	6,574,248	5,382,509	—	11,956,757
Banks	17,336,059	18,687,676	—	36,023,735
Beverages	8,908,933	6,220,117	—	15,129,050
Biotechnology	16,173,320	1,873,173	—	18,046,493
Building Products	122,832	518,035	—	640,867
Capital Markets	5,941,029	3,638,751	—	9,579,780
Chemicals	13,526,346	7,398,094	—	20,924,440
Commercial Services & Supplies	—	4,283,063	—	4,283,063
Communications Equipment	—	372,523	—	372,523
Construction & Engineering	617,004	5,952,708	—	6,569,712
Consumer Finance	2,156,560	13,004	—	2,169,564
Containers & Packaging	402,494	93,628	—	496,122
Diversified Financial Services	4,606,585	657,149	—	5,263,734
Diversified Telecommunication Services	16,082,285	3,959,473	—	20,041,758
Electric Utilities	5,566,601	1,860,735	4,704	7,432,040
Electrical Equipment	3,700,098	1,127,521	—	4,827,619
Electronic Equipment, Instruments & Components	1,180,603	3,081,692	—	4,262,295
Energy Equipment & Services	234,611	—	—	234,611
Entertainment	2,883,504	1,740,328	—	4,623,832
Equity Real Estate Investment Trusts (REITs)	161,298	—	—	161,298
Food & Staples Retailing	13,711,339	3,419,744	—	17,131,083
Food Products	1,324,182	5,628,898	—	6,953,080
Gas Utilities	—	428,193	—	428,193

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (continued) September 30, 2019	BlackRock Tactical Opportunities Fund

	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$16,461,883	$4,242,051	$—	$20,703,934
Health Care Providers & Services	18,683,067	1,739,798	—	20,422,865
Health Care Technology	950,445	—	—	950,445
Hotels, Restaurants & Leisure	716,318	924,337	—	1,640,655
Household Durables	1,772,960	2,639,442	—	4,412,402
Household Products	6,762,431	2,141,603	—	8,904,034
Independent Power and Renewable Electricity Producers	51,124	—	—	51,124
Industrial Conglomerates	2,199,196	6,004,137	—	8,203,333
Insurance	2,682,291	8,451,527	—	11,133,818
Interactive Media & Services	17,851,572	—	—	17,851,572
Internet & Direct Marketing Retail	17,919,971	445,629	—	18,365,600
IT Services	12,145,604	3,347,337	—	15,492,941
Life Sciences Tools & Services	6,175,313	257,219	—	6,432,532
Machinery	423,218	3,383,965	—	3,807,183
Media	2,729,055	761,348	—	3,490,403
Metals & Mining	1,531,245	6,589,105	—	8,120,350
Multiline Retail	1,804,133	593,309	—	2,397,442
Multi-Utilities	—	3,332,734	—	3,332,734
Oil, Gas & Consumable Fuels	16,874,344	13,219,381	—	30,093,725
Personal Products	1,821,375	6,980,122	—	8,801,497
Pharmaceuticals	39,680,989	19,186,603	—	58,867,592
Professional Services	—	3,056,895	—	3,056,895
Road & Rail	11,848,373	5,117,026	—	16,965,399
Semiconductors & Semiconductor Equipment	8,829,407	2,380,468	—	11,209,875
Software	9,515,507	2,616,753	—	12,132,260
Specialty Retail	20,328,006	880,372	—	21,208,378
Technology Hardware, Storage & Peripherals	15,573,276	948,819	—	16,522,095
Textiles, Apparel & Luxury Goods	1,236,037	5,588,137	—	6,824,174
Tobacco	4,630,655	2,025,210	—	6,655,865
Trading Companies & Distributors	—	573,767	—	573,767
Transportation Infrastructure	—	6,313,074	—	6,313,074
Wireless Telecommunication Services	14,357,204	3,502,190	—	17,859,394
Preferred Stocks(a)	—	3,282,975	—	3,282,975
U.S. Treasury Obligations	—	103,543,937	—	103,543,937
Short-Term Securities	39,360,492	—	—	39,360,492

Subtotal	$444,600,446	$304,883,515	$4,704	$749,488,665

Investments valued at NAV(b)				1,251,650

Total Investments				$750,740,315

Derivative Financial Instruments(c)
Assets:
Equity contracts	$9,373,851	$3,781,212	$—	$13,155,063
Foreign currency exchange contracts	—	4,000,874	—	4,000,874
Interest rate contracts	8,854,701	8,932,933	—	17,787,634
Liabilities:
Equity contracts	(3,848,178)	(7,672)	—	(3,855,850)
Foreign currency exchange contracts	—	(5,717,551)	—	(5,717,551)
Interest rate contracts	(1,443,223)	(4,165,899)	—	(5,609,122)

	$12,937,151	$6,823,897	$—	$19,761,048

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

September 30, 2019

BlackRock Tactical Opportunities Fund

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $1,230,257) (cost — $682,098,134)	$710,588,173
Investments at value — affiliated (cost — $40,152,142)	40,152,142
Cash pledged:
Collateral — OTC derivatives	1,010,000
Futures contracts	96,697,619
Centrally cleared swaps	16,856,000
Foreign currency at value (cost — $30,990,027)	30,907,960
Receivables:
Investments sold	223,849
Securities lending income — affiliated	5,333
Capital shares sold	1,136,157
Dividends — affiliated	41,707
Dividends — unaffiliated	1,214,838
Interest — unaffiliated	251,424
From the Manager	17,970
Variation margin on futures contracts	3,538,895
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,000,874
OTC swaps	8,757,711
Prepaid expenses	41,471

Total assets	915,442,123

LIABILITIES
Bank overdraft	239,722
Cash received as collateral for OTC derivatives	4,180,000
Cash collateral on securities loaned at value	1,251,577
Payables:
Investments purchased	302,709
Administration fees	44,971
Capital shares redeemed	1,488,032
Investment advisory fees	424,065
Trustees’ and Officer’s fees	6,377
Other affiliates	36,382
Service and distribution fees	60,663
Variation margin on futures contracts	6,603,159
Variation margin on centrally cleared swaps	181,468
Other accrued expenses	634,834
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,717,551
OTC swaps	184,959

Total liabilities	21,356,469

NET ASSETS	$894,085,654

NET ASSETS CONSIST OF
Paid-in capital	$923,400,213
Accumulated loss	(29,314,559)

NET ASSETS	$894,085,654

NET ASSET VALUE
Institutional — Based on net assets of $290,851,031 and 21,277,865 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.67

Service — Based on net assets of $766,723 and 56,535 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.56

Investor A — Based on net assets of $218,633,530 and 16,143,965 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.54

Investor C — Based on net assets of $17,170,621 and 1,306,650 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.14

Class K — Based on net assets of $366,663,749 and 26,862,343 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.65

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statement of Operations

Year Ended September 30, 2019

BlackRock Tactical Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$1,060,618
Dividends — unaffiliated	13,522,874
Interest — unaffiliated	3,070,464
Securities lending income — affiliated — net	39,654
Foreign taxes withheld	(686,243)

Total investment income	17,007,367

EXPENSES
Investment advisory	4,359,757
Service and distribution — class specific	790,049
Transfer agent — class specific	716,610
Administration	329,577
Administration — class specific	158,524
Accounting services	127,566
Custodian	121,971
Professional	83,575
Registration	77,748
Printing	46,619
Trustees and Officer	18,284
Recoupment of past waived and/or reimbursed fees — class specific	17,055
Board realignment and consolidation	9,741
Recoupment of past waived and/or reimbursed fees	5,695
Miscellaneous	21,683

Total expenses	6,884,454
Less:
Fees waived and/or reimbursed by the Manager	(41,067)

Total expenses after fees waived and/or reimbursed	6,843,387

Net investment income	10,163,980

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — affiliated	(400)
Investments — unaffiliated	(9,589,412)
Forward foreign currency exchange contracts	(13,670,015)
Foreign currency transactions	(630,355)
Futures contracts	(12,695,266)
Swaps	(5,385,365)

(41,970,813)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	481,914
Forward foreign currency exchange contracts	(1,360,805)
Foreign currency translations	(188,737)
Futures contracts	7,065,754
Swaps	3,903,177

9,901,303

Net realized and unrealized loss	(32,069,510)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(21,905,530)

See notes to financial statements.

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Tactical Opportunities Fund
	Year Ended September 30,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,163,980	$5,360,807
Net realized gain (loss)	(41,970,813)	53,833,470
Net change in unrealized appreciation (depreciation)	9,901,303	4,522,696

Net increase (decrease) in net assets resulting from operations	(21,905,530)	63,716,973

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(17,643,157)	(1,569,603)
Service	(82,582)	(6,689)
Investor A	(21,588,975)	(1,907,243)
Investor B	—	(503)
Investor C	(1,630,883)	(218,265)
Class K	(17,911,034)	(1,723,712)

Decrease in net assets resulting from distributions to shareholders	(58,856,631)	(5,426,015)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	286,355,465	22,578,212

NET ASSETS(b)
Total increase in net assets	205,593,304	80,869,170
Beginning of year	688,492,350	607,623,180

End of year	$894,085,654	$688,492,350

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Institutional
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.44	$14.11	$13.41	$14.20	$15.52

Net investment income(a)	0.19	0.14	0.09	0.07	0.06
Net realized and unrealized gain (loss)	(0.57)	1.31	0.82	(0.16)	(0.23)

Net increase (decrease) from investment operations	(0.38)	1.45	0.91	(0.09)	(0.17)

Distributions(b)
From net investment income	(0.55)	(0.12)	(0.23)	(0.51)	(0.35)
From net realized gain	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(1.39)	(0.12)	(0.23)	(0.70)	(1.15)

Capital Contribution	—	—	0.02	—	—

Net asset value, end of year	$13.67	$15.44	$14.11	$13.41	$14.20

Total Return(c)
Based on net asset value	(2.43)%	10.36%	7.05%	(0.71)%	(1.27)%

Ratios to Average Net Assets(d)
Total expenses(e)	0.80%	0.93%	0.92%	0.91%	0.84%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.79%	0.89%	0.89%	0.87%	0.81%

Net investment income	1.36%	0.94%	0.65%	0.49%	0.40%

Supplemental Data
Net assets, end of year (000)	$290,851	$220,711	$189,242	$271,623	$265,521

Portfolio turnover rate	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%

(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015
Expense ratios	0.79%	N/A	N/A	N/A	0.84%

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Service
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$15.33	$14.02	$13.34	$14.12	$15.44

Net investment income(a)	0.16	0.10	0.05	0.02	0.01
Net realized and unrealized gain (loss)	(0.58)	1.32	0.81	(0.14)	(0.23)

Net increase (decrease) from investment operations	(0.42)	1.42	0.86	(0.12)	(0.22)

Distributions(b)
From net investment income	(0.51)	(0.11)	(0.20)	(0.47)	(0.30)
From net realized gain	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(1.35)	(0.11)	(0.20)	(0.66)	(1.10)

Capital Contribution	—	—	0.02	—	—

Net asset value, end of year	$13.56	$15.33	$14.02	$13.34	$14.12

Total Return(c)
Based on net asset value	(2.74)%	10.21%	6.66%	(0.95)%	(1.58)%

Ratios to Average Net Assets(d)
Total expenses(e)	1.06%	1.22%	1.23%	1.24%	1.21%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.06%	1.16%	1.17%	1.17%	1.17%

Net investment income	1.14%	0.65%	0.38%	0.17%	0.05%

Supplemental Data
Net assets, end of year (000)	$767	$832	$828	$1,667	$1,703

Portfolio turnover rate	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%

(e) Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the expense ratios were as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015

Expense ratios	1.04%	N/A	N/A	1.23%	1.17%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund

	Investor A

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.31	$14.02	$13.33	$14.12	$15.43

Net investment income(a)	0.14	0.09	0.05	0.02	0.02
Net realized and unrealized gain (loss)	(0.56)	1.31	0.81	(0.15)	(0.22)

Net increase (decrease) from investment operations	(0.42)	1.40	0.86	(0.13)	(0.20)

Distributions(b)
From net investment income	(0.51)	(0.11)	(0.19)	(0.47)	(0.31)
From net realized gain	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(1.35)	(0.11)	(0.19)	(0.66)	(1.11)

Capital Contribution	—	—	0.02	—	—

Net asset value, end of year	$13.54	$15.31	$14.02	$13.33	$14. 12

Total Return(c)
Based on net asset value	(2.77)%	10.06%	6.66%	(1.02)%	(1.48)%

Ratios to Average Net Assets(d)
Total expenses	1.10% (e)	1.21%	1.20% (e)	1.21%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09%	1.20%	1.20%	1.18%	1.11%

Net investment income	1.01%	0.61%	0.37%	0.15%	0.11%

Supplemental Data
Net assets, end of year (000)	$218,634	$237,442	$244,101	$271,941	$308,570

Portfolio turnover rate	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Investor C

	Year Ended September 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.81	$13.64	$12.95	$13.73	$15.06

Net investment income (loss)(a)	0.04	(0.01)	(0.05)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	(0.54)	1.27	0.80	(0.15)	(0.22)

Net increase (decrease) from investment operations	(0.50)	1.26	0.75	(0.22)	(0.30)

Distributions(b)
From net investment income	(0.33)	(0.09)	(0.08)	(0.37)	(0.23)
From net realized gain	(0.84)	—	—	(0.19)	(0.80)

Total distributions	(1.17)	(0.09)	(0.08)	(0.56)	(1.03)

Capital Contribution	—	—	0.02	—	—

Net asset value, end of year	$13.14	$14.81	$13.64	$12.95	$13.73

Total Return(c)
Based on net asset value	(3.45)%	9.27%	5.99%	(1.70)%	(2.20)%

Ratios to Average Net Assets(d)
Total expenses	1.82% (e)	1.89%	1.89%	1.90%	1.82%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.81%	1.88%	1.89%	1.87%	1.79%

Net investment income (loss)	0.26%	(0.08)%	(0.34)%	(0.54)%	(0.57)%

Supplemental Data
Net assets, end of year (000)	$17,171	$31,022	$35,343	$54,050	$65,728

Portfolio turnover rate	288%	265%	257%	359%	295%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2019	2018	2017	2016	2015

Investments in underlying funds	0.01%	0.01%	0.01%	0.05%	0.08%

(e)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Tactical Opportunities Fund
	Class K
	Year Ended September 30,			Period from 08/01/16 (a) to 09/30/16
	2019	2018	2017

Net asset value, beginning of period	$15.43	$14.08	$13.42	$13.41

Net investment income(b)	0.21	0.16	0.13	0.03
Net realized and unrealized gain (loss)	(0.57)	1.32	0.79	(0.02)

Net increase (decrease) from investment operations	(0.36)	1.48	0.92	0.01

Distributions(c)
From net investment income	(0.58)	(0.13)	(0.26)	—
From net realized gain	(0.84)	—	—	—

Total distributions	(1.42)	(0.13)	(0.26)	—

Net asset value, end of period	$13.65	$15.43	$14.08	$13.42

Total Return(d)
Based on net asset value	(2.34)%	10.57%	6.93%	0.07%(e)

Ratios to Average Net Assets(f)
Total expenses	0.67% (g)	0.76%	0.77%	0.78%(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.67%	0.75%	0.77%	0.75%(h)

Net investment income	1.51%	1.09%	0.94%	1.20%(h)

Supplemental Data
Net assets, end of period (000)	$366,664	$198,487	$138,018	$200

Portfolio turnover rate	288%	265%	257%	359%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,			Period from 08/01/16 (a) to 09/30/16
	2019	2018	2017

Investments in underlying funds	0.01%	0.01%	0.01%	0.05%

(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.
(h)	Annualized.
(i)	Portfolio turnover rate is representative of the Fund for the entire year.

See notes to financial statements.

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Tactical Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C Shares may be subject to a contingent deferred sales charge (“CDSC”). Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Fund.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that days’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2019, certain investments of the Fund were valued using NAV as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Toronto Dominion Bank	$1,230,257	$(1,230,257)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.550%
$1 Billion — $2 Billion	0.500
$2 Billion — $3 Billion	0.475
Greater than $3 Billion	0.450

The Manager entered into separate sub-advisory agreements with BlackRock Asset Management North Asia Limited (“BAMNA”) and BlackRock (Singapore) Limited (“BRS”) collectively, the “Sub-Advisers”, each an affiliate of the Manager. The Manager pays BAMNA and BRS for services they provide for that portion of the Fund for which BAMNA and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fees	Distribution Fees
Service	0.25%	—%
Investor A	0.25	—
Investor C	0.25	0.75

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Service and Distribution Fees
Service	$3,415
Investor A	580,738
Investor C	205,896
$790,049

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration – class specific in the Statement of Operations:

Institutional	$50,647
Service	273
Investor A	46,455
Investor C	4,118
Class K	57,031
$158,524

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2019, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$256,947
Service	422
Investor A	310
$257,679

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$1,144
Service	104
Investor A	60,627
Investor C	2,202
Class K	464
$64,541

For the year ended September 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$296,276
Service	1,656
Investor A	390,505
Investor C	27,366
Class K	807
$716,610

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (continued)

Other Fees: For the year ended September 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $ 9,740.

For the year ended September 30, 2019, affiliates received CDSCs as follows:

Investor A	$8
Investor C	1,052

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2019, the amount waived was $34,446.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustee who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

The Fund has incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2019, the amount reimbursed was $6,621.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.89%
Service	1.17
Investor A	1.37
Investor C	2.14
Class K	0.84

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

•	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

•	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the year ended September 30, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

Fund Level	$5,695
Institutional	16,046
Service	256
Investor A	753
$22,750

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of September 30, 2019, the class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2020	2021
Institutional	$67,144	$—
Service	432	—

The following class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on September 30, 2019:

Institutional	$52,276
Service	700

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, the Fund retained 80% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across a complex of open-end funds referred to as the Equity-Liquidity Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 85% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2019, the Fund paid BIM $8,697 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended September 30, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$1,901,219,455	$1,705,768,353
U.S. Government Securities	74,506,531	114,373,279

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	09/30/19	09/30/18
Ordinary income	$40,956,921	$5,426,015
Long-term capital gains	17,899,710	—

	$58,856,631	$5,426,015

As of period end, the tax components of accumulated loss were as follows:

Undistributed ordinary income	$13,684,521
Net unrealized gains(a)	29,890,591
Qualified late-year losses(b)	(72,889,671)

$(29,314,559)

(a)

The difference between book-basis and tax-basis net unrealized gains/losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts and the realization for tax purposes of unrealized gain on investment in passive foreign investment companies.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in next taxable year.

During the year ended the Fund utilized $3,234,286 of its capital loss carryforward.

As of September 30, 2019, gross unrealized appreciation and gross unrealized depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$732,063,530

Gross unrealized appreciation	$59,895,208
Gross unrealized depreciation	(25,397,909)

Net unrealized appreciation	$34,497,299

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2019, the Fund did not borrow under the credit agreement.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/19		Year Ended 09/30/18

	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,584,617	$161,248,704	5,930,824	$88,216,243
Shares issued in reinvestment of distributions	1,138,641	15,531,064	92,039	1,335,481
Shares redeemed	(5,738,860)	(81,695,623)	(5,140,817)	(75,765,159)

Net increase	6,984,398	$95,084,145	882,046	$13,786,565

Service
Shares sold	131,668	$1,830,439	18,095	$269,652
Shares issued in reinvestment of distributions	6,087	82,536	440	6,344
Shares redeemed	(135,471)	(1,847,485)	(23,333)	(346,421)

Net increase (decrease)	2,284	$65,490	(4,798)	$(70,425)

Investor A
Shares sold and automatic conversion of shares	2,006,465	$29,118,373	709,861	$10,660,951
Shares issued from conversion	—	—	6,266	89,795
Shares issued in reinvestment of distributions	1,562,094	21,150,762	129,036	1,860,696
Shares redeemed	(2,933,904)	(40,843,389)	(2,741,294)	(40,278,089)

Net increase (decrease)	634,655	$9,425,746	(1,896,131)	$(27,666,647)

Investor B(a)
Shares sold	—	$—	4	$85
Shares issued in reinvestment of distributions	—	—	35	501
Shares converted	—	—	(6,323)	(89,795)
Shares redeemed	—	—	(273)	(4,268)

Net decrease	—	$—	(6,557)	$(93,477)

Investor C
Shares sold	411,456	$5,601,290	123,519	$1,770,365
Shares issued in reinvestment of distributions	121,717	1,607,882	15,240	213,665
Shares redeemed and automatic conversion of shares	(1,321,269)	(18,654,269)	(635,379)	(9,044,183)

Net decrease	(788,096)	$(11,445,097)	(496,620)	$(7,060,153)

Class K
Shares sold	13,208,060	$182,904,459	3,577,635	$51,399,050
Shares issued in reinvestment of distributions	1,316,988	17,911,034	118,907	1,721,775
Shares redeemed	(526,840)	(7,590,312)	(631,695)	(9,438,476)

Net increase	13,998,208	$193,225,181	3,064,847	$43,682,349

Total Net Increase	20,831,449	$286,355,465	1,542,787	$22,578,212

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended September 30, 2018 were classified as follows:

Share Class	Net Investment Income
Institutional	$(1,569,603)
Service	(6,689)
Investor A	(1,907,243)
Investor B(a)	(503)
Investor C	(218,265)
Class K	(1,723,712)

(a)	On December 27, 2017, all the issued and outstanding Investor B Shares of the Fund were converted to Investor A Shares of the Fund.

Undistributed (distributions in excess of) net investment income as of September 30, 2018 was $21,204,959.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

13.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

On November 13, 2019, the Board approved a change in the fiscal year-end of Fund, effective as of April 30, 2020, from September 30 to April 30.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Tactical Opportunities Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Tactical Opportunities Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended September 30, 2019, the following information is provided with respect to the ordinary income distribution paid by the Fund:

Payable Date	12/24/18
Qualified Dividend Income for Individuals (a)	20.91%
Dividends Qualifying for the Dividends Received Deduction for Corporations (a)	10.72
Federal Obligation Interest (b)	5.21
Interest-Related Dividends for Non-U.S. Residents (c)	48.23
Long-Term Capital Gain Distribution Per Share	$0.417821

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 17, 2019 (the “April Meeting”) and May 14-15, 2019 (the “May Meeting) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Tactical Opportunities Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the approval of the sub-advisory agreement between the Manager and BlackRock Asset Management North Asia Limited (“BAMNA”) with respect to the Fund (the “BAMNA Sub-Advisory Agreement”) and the sub-advisory agreement between the Manager and BlackRock (Singapore) Limited (“BRS” and, together with BAMNA, the “Sub-Advisors”) with respect to the Fund (the “BRS Sub-Advisory Agreement,” and together with the BAMNA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fifteen individuals, thirteen of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or under-performance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Trust’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	47

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile, against its Performance Peers. In light of the Fund’s outcome oriented objective, BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and the Board was provided with a comparison of Fund performance relative to these metrics. Under these other metrics, for the one-, three-, and five-year periods the Fund underperformed its total return target. The Fund’s Sharpe Ratio was above its competitor median for the one-, three-, and five-year periods. The Fund’s beta was within its target range for each of the periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, (ii) the BAMNA Sub-Advisory Agreement between the Manager and BAMNA with respect to the Fund and (iii) the BRS Sub-Advisory Agreement between the Manager and BRS with respect to the Fund, each for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	49

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 179 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 179 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 179 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 179 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 179 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 179 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 179 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 179 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During Past Five Years
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 179 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 179 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 179 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 179 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 179 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	51

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 289 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 290 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock Asset Management North Asia Limited

Hong Kong

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	53

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at http://www. sec.gov. The Fund’s Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information    (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

BA	Canadian Bankers Acceptances

BBR	Australian Bank Bill Rate

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CDO	Collateralized Debt Obligation

CNREPOFI	Day China Fixing Repo Rates

EURIBOR	Euro Interbank Offered Rate

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MIBOR	Mumbai Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

S&P	Standard & Poor’s

SOR	Singapore Interbank Offered Rate

STIBOR	Stockholm Interbank Offered Rate

TWCPBA	Taiwan Secondary Markets Bills Rate

WIBOR	Warsaw Interbank Offered Rate

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	55

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TO-9/19-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Robert M. Hernandez

Henry R. Keizer

Kenneth L. Urish

Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$63,240	$64,464	$0	$38	$17,300	$17,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Tactical Opportunities Fund	$17,300	$17,338

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: December 3, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: December 3, 2019